                                                                    EXHIBIT 10.6


                            AMENDMENT NUMBER ONE TO
                      CONSOLIDATED, AMENDED, AND RESTATED
                          LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER ONE TO CONSOLIDATED, AMENDED, AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of September 4, 1996, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC., a Georgia corporation ("Mountasia"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO CASTLE





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MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT





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MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, and AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202. This Amendment is entered into with reference to the following facts:

         A. Foothill, as lender, and Mountasia and forty-five of its direct and indirect Subsidiaries, jointly and severally as borrower, heretofore entered into that certain Consolidated, Amended, and Restated Loan and Security Agreement, dated as of August 22, 1996 (herein the "Agreement");

         B. Borrower has requested Foothill to amend the Agreement as set forth in this Amendment, to permit Borrower to repurchase $2,700,000 of the Ten Percent Debentures;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


                 NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:





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
                 1.       Amendments to the Agreement.

                          a.      Section 1.1 of the Agreement hereby is
amended by adding the following new defined terms in alphabetical order:

                          "First Amendment" means that certain Amendment Number One to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of September 4, 1996, between Foothill and Borrower.

                          "Permitted Ten Percent Debenture Repurchases" means, so long as no Event of Default has occurred and is continuing, the repurchase by Mountasia, for cash, for not more than par, in one or more transactions, of not more than $2,700,000 in the aggregate of the Ten Percent Debentures.

                          b.      The following definitions contained in
Section 1.1 of the Amendment are amended and restated in their entirety to read as follows:

                          "Permitted Transactions" means (a) the NEF
         Acquisition, (b) the Willowbrook Acquisition, (c) the Nine Percent Debenture Amendments, (d) the Nine Percent Debenture Conversion, (e) the NEF Debenture Conversion, (f) the Ten Percent Debenture Conversion, (g) Permitted Subordinated Debt Payments, (h) Permitted Special Distributions, (i) Permitted Unrestricted Subsidiary Investments, (j) Permitted Unrestricted Subsidiary Transactions, (k) Permitted Hampstead Transactions, and (l) Permitted Ten Percent Debenture Repurchases.

                          c.      The following specified provisions of the
Agreement hereby are amended and restated in their entirety as follows:

                                  (1)   The last sentence of Section 7.8 of the
         Agreement:

         Without limiting the generality of the foregoing, except for Permitted Ten Percent Debenture Repurchases, at no time shall Borrower make any
         (y) payment with respect to any Subordinated Debt if the making of same would conflict with the subordination provisions thereof, or (z) cash payment of principal with respect to the NEF Debentures.

                                  (2)   Section 8.11 of the Agreement:

                          8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent such payment is permitted by the terms of the subordination provisions applicable to such





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
         Indebtedness, and except for Permitted Ten Percent Debenture Repurchases; or

                 2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 3. Conditions Precedent to Amendment. The satisfaction of each of the following, on or before the First Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                          a.      Foothill shall have received the following
document, duly executed, and which document shall be in full force and effect:

                                  (1)   the Investment Agreement Amendment.

                          b.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          c.      No Event of Default or event which with the
giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          d.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

                          e.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.





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
                 4. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

                 5.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          c.      As used in this Amendment, "First Amendment
Closing Deadline" means September  23, 1996.

                          d.      As used in this Amendment, "Investment
Agreement Amendment" means an amendment to the Investment Agreement, entered into between Hampstead and Mountasia, in form and substance acceptable to Foothill, pursuant to which the parties to the Investment Agreement clarify that (i) the additional up to $2,700,000 of new equity to be made available by Hampstead if Mountasia repurchases up to $2,700,000 of Ten Percent Debentures also will be available if Mountasia uses funds on hand without regard to the issuance of new equity (rather than funds received from Hampstead in connection with the issuance of new equity) to fund such repurchases, and, notwithstanding paragraph (f) of Exhibit G to the Investment Agreement, such additional new equity availability is not restricted to the situation where the funds received from Hampstead in connection with the issuance of new equity are the actual funds used to repurchase Ten Percent Debentures, (ii) notwithstanding paragraph
(h) of Exhibit G to the Investment Agreement, if Mountasia uses up to $2,700,000 of its funds on hand (without regard to the issuance of new equity) to repurchase Ten Percent Debentures, and subsequently issues up to $2,700,000 of new equity to Hampstead to replenish such funds previously used for such purpose, such up to $2,700,000 so received from Hampstead shall not be subject to any restrictions as to the use thereof by Mountasia otherwise set forth in paragraph (h) of Exhibit G of the Investment Agreement, and (iii) the only remaining conditions to Hampstead's agreement to purchase new equity of Mountasia as set forth in the Investment

Agreement, as amended by the Investment Agreement Amendment, are those conditions expressly set forth in Exhibit G to the Investment Agreement, as amended by the Investment Agreement Amendment.

                          e.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          f.      This Amendment may be executed in any number
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                          MOUNTASIA
                                          ENTERTAINMENT
                                          INTERNATIONAL, INC.,
                                          a Georgia corporation

                                          MOUNTASIA MANAGEMENT COMPANY,
                                          a Georgia corporation

                                          MOUNTASIA PARTNERS I, INC.,
                                          a Georgia corporation

                                          MALIBU GRAND PRIX CORPORATION,
                                          a Delaware corporation

                                          MIAMI CASTLE MGPC, INC.,
                                          a Florida corporation

                                          TEMPE MGPC, INC.,
                                          an Arizona corporation

                                          TUCSON MGPC, INC.,
                                          an Arizona corporation

                                          FRESNO MGPC, INC.,
                                          a California corporation

                                          NORTH HOLLYWOOD CASTLE MGPC, INC.,
                                          a California corporation





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
                                          PUENTE HILLS MGPC, INC.,
                                          a California corporation

                                          PUENTE HILLS SHOWBOAT MGPC, INC.,
                                          a California corporation

                                          REDONDO BEACH CASTLE MGPC, INC.,
                                          a California corporation

                                          REDWOOD CITY CASTLE MGPC, INC.,
                                          a California corporation

                                          REDWOOD CITY MGPC, INC.,
                                          a California corporation

                                          SAN DIEGO MGPC, INC.,
                                          a California corporation

                                          DENVER MGPC, INC.,
                                          a Colorado corporation

                                          ORLANDO CASTLE MGPC, INC.,
                                          a Florida corporation

                                          ORLANDO MGPC, INC.,
                                          a Florida corporation

                                          TAMPA CASTLE MGPC, INC.,
                                          a Florida corporation

                                          TAMPA MGPC, INC.,
                                          a Florida corporation

                                          LENEXA MGPC, INC.,
                                          a Kansas corporation

                                          MT. LAUREL MGPC, INC.,
                                          a New Jersey corporation

                                          COLUMBUS MGPC, INC.,
                                          an Ohio corporation





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
                                          CINCINNATI MGPC, INC.,
                                          an Ohio corporation

                                          PORTLAND MGPC, INC.,
                                          an Oregon corporation

                                          AUSTIN MGPC, INC.,
                                          a Texas corporation

                                          DALLAS CASTLE MGPC, INC.,
                                          a Texas corporation

                                          DALLAS MGPC, INC.,
                                          a Texas corporation

                                          HOUSTON CASTLE MGPC, INC.,
                                          a Texas corporation

                                          HOUSTON II MGPC, INC.,
                                          a Texas corporation

                                          SAN ANTONIO CASTLE MGPC, INC.,
                                          a Texas corporation

                                          SAN ANTONIO MGPC, INC.,
                                          a Texas corporation

                                          MOUNTASIA DEVELOPMENT COMPANY,
                                          a Georgia corporation

                                          MALIBU GRAND PRIX DESIGN &
                                          MANUFACTURING, INC.,
                                          a California corporation

                                          MALIBU GRAND PRIX FINANCIAL SERVICES,
                                          INC.,
                                          a California corporation

                                          OFF TRACK MANAGEMENT, INC.,
                                          a California corporation

                                          MGP SPECIAL, INC.,
                                          a California corporation





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
                                          AMUSEMENT MANAGEMENT FLORIDA, INC.,
                                          a Florida corporation

                                          MALIBU GRAND PRIX CONSULTING, INC.,
                                          a California corporation

                                          MOUNTASIA - MEI INTERNATIONAL, INC.,
                                          a Georgia corporation

                                          MOUNTASIA - MEI LIMITED COMPANY, INC.,
                                          a California corporation

                                          MOUNTASIA - MEI CALIFORNIA, INC.,
                                          a California corporation

                                          MOUNTASIA - MEI CALIFORNIA LIMITED
                                          PARTNERSHIP,
                                          a California limited partnership

                                          By Mountasia - MEI International,
                                          Inc., its general partner

                                          MOUNTASIA - MEI MANUFACTURING COMPANY,
                                          INC.,
                                          a Georgia corporation

                                          AMUSEMENT CO., INC.,
                                          a Delaware corporation

                                          AMUSEMENT CO. PARTNERS, INC.,
                                          a Delaware corporation


                                          By /s/ GREGORY N. WATERS
                                            -----------------------------------
                                          Name: Gregory N. Waters
                                          Title:   Executive Vice President of
                                          each Debtor, on behalf of each
                                          Debtor

                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation



                                          By /s/ CATHERINE BURKE
                                            -----------------------------------
                                          Name: Catherine Burke
                                          Title:

               AMENDMENT NUMBER TWO TO CONSOLIDATED, AMENDED, AND
                      RESTATED LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER TWO TO CONSOLIDATED, AMENDED, AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of May 22, 1997, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC., a Georgia corporation ("Mountasia"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 5895

Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, and AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202.

         WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996 ("the Loan Agreement");

         WHEREAS Mountasia has changed its legal name to Malibu Entertainment Worldwide, Inc.;

         WHEREAS, Borrower and Foothill have agreed that the references in the Loan Documents to Mountasia be amended to account for such change in name in accordance with the terms hereof; and

         WHEREAS, Borrower has disposed of certain parcels of real property which necessitates the amendment of Schedule R-1 and Exhibit I.

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                 All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                 1.       Amendments to the Loan Agreement.

                          a.      Section 1.1 of the Loan Agreement hereby is
amended by adding the following definitions:

                 "MEWI" means Malibu Entertainment Worldwide, Inc., formerly known as Mountasia Entertainment International, a Georgia corporation.

                 "Real Property Collateral" means the Real Property, including the parcel or parcels of real property and the related improvements thereto identified on the Amended and Restated Schedule R-1 attached hereto, and any Real Property hereafter acquired by Borrower.

                          b.      Exhibit I of the Loan Agreement is hereby
amended, restated, and replaced by the Amended and Restated Exhibit I attached hereto.

                          c.      Each of the references to "Mountasia" or
"Mountasia Entertainment International, Inc." in the Loan Documents, including but not limited to the Loan Agreement, is hereby amended and deemed to refer to "MEWI" as defined herein.

                 2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 3. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                 4. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                 5.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above.


By:
   ---------------------------------------
         By
           -------------------------
         in his capacity as              of:
                           -------------

MALIBU ENTERTAINMENT WORLDWIDE, INC., formerly known as MOUNTASIA
ENTERTAINMENT INTERNATIONAL, INC., a Georgia corporation MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation



By:
   ---------------------------------------
         L. Scott Demerau,
         in his capacity as President of;

MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MOUNTASIA PARTNERS I, INC., a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO BEACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation

DALLAS MGPC, INC., a Texas corporation
HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI
CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation
AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation


FOOTHILL CAPITAL CORPORATION,
a California corporation



By:
   ---------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                         AMENDED AND RESTATED EXHIBIT I
                  MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.

FUNCENTERS

                     LOCATION                                               FEE SIMPLE                      LEASE
                     --------                                               ----------                      -----
                     MOUNTASIA FUNCENTERS:
                     Willowbrook, TX                                             X
                     North Cobb, GA                                              X
                     Columbus, OH                                                X
                     Henderson, NV (NEF Acquisition)                                                          X
                     Houston, TX                                                 X
                     Arlington, TX                                               X
                     Plano, TX                                                   X
                     Kingwood, TX                                                X
                     McAllen, TX (NEF Acquisition)                                                            X
                     Spartanburg, SC                                             X
                                                                           -------                       ------              -----
                     TOTAL MOUNTASIA FUNCENTERS                                  8           +                2          =      10
                                                                           -------                       ------              -----

                     MALIBU GRAND PRIX FUNCENTERS:
                     Tucson, AZ                                                                               X
                     N. Hollywood, CA                                                                         X
                     Puente Hills, CA                                            X
                     Redondo Beach, CA                                                                        X
                     Redwood City, CA                                                                         X
                     Denver, CO                                                                               X
                     Miami, FL (NEF Acquisition)                                 X
                     Orlando, FL                                                                              X
                     Tampa, FL                                                   X
                     Kennesaw, GA                                                X
                     Norcross, GA                                                X
                     Lenexa, KS                                                                               X
                     Mount Laurel, NJ                                                                         X
                     Cincinnati, OH                                                                           X
                     Columbus, OH                                                                             X
                     Portland, OR                                                                             X
                     Austin, TX                                                                               X
                     Dallas, TX                                                                               X
                     Houston, TX                                                                              X
                     San Antonio, TX                                                                          X
                                                                           -------                       ------              -----
                     TOTAL MALIBU GRAND PRIX FUNCENTERS                          5           +               15          =      20
                                                                           -------                       ------              -----

                     TOTAL COMBINED FACILITIES                                  13           +               17          =      30
                                                                           =======                       ======              =====

              AMENDMENT NUMBER THREE TO CONSOLIDATED, AMENDED, AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER THREE TO CONSOLIDATED, AMENDED, AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of June 27, 1997, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 5895
Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, CINCINNATI
MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202,
PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 5895
Windward Parkway, Suite 220, Alpharetta, Georgia 30202, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 5895 Windward

Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202.

                 WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended to date, the "Loan Agreement");

                 WHEREAS Borrower has requested Foothill release its liens in respect of the Puente Hills, California and Willowbrook, Texas properties pledged to Foothill by MFEC in connection with the Loan Agreement;

                 WHEREAS Borrower has requested Foothill consent to (i) the creation of a special purpose subsidiary ("SPC") of MFEC, (ii) to the transfer of all of MFEC's interests in the Puente Hills, California and Willowbrook, Texas properties to the SPC, (iii) to the transfer of all of the interests of PH and PHS in any Personal Property collateral attached to, located on, or appurtenant to the Puente Hills, California property to the SPC, and (iv) to the SPC's obtaining financing from a third party lender on a senior, secured basis, secured by the SPC's interests in the Puente Hills, California and Willowbrook, Texas properties, any fixtures, machinery, equipment, and any other personal property located on or appurtenant to those properties, and by MFEC's pledge of its interest in the capital stock of the SPC;

                 WHEREAS Foothill has agreed to consent to the forgoing upon Borrower's agreement to a permanent reduction of $2,500,000 in the Term Loan A Commitment amount to $10,000,000 and to the other terms and conditions hereof;

                 WHEREAS, Borrower and Foothill have agreed to amend the Loan Agreement in accordance with the terms hereof; and

                 WHEREAS, Borrower has disposed of certain parcels of real property which necessitates the amendment and restatement of Schedule R-1 and
Exhibit I.

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                 All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.


                 1.       Amendments to the Loan Agreement.

                          a.      Section 1.1 of the Loan Agreement hereby is
amended by adding the following definitions:

                          "Amended and Restated Subordinated Promissory Note" means that certain Amended and Restated Subordinated Promissory Note dated as of June 5, 1997 issued by MEWI in favor of MEIH, subject to the terms and conditions of the Amended and Restated Subordination Agreement, in the form attached hereto as Annex A.

                          "Amended and Restated Subordination Agreement" means that certain Amended and Restated Subordination Agreement dated as of June 27, 1997 among MEIH, MEWI, and Foothill, in the form attached hereto as Annex B.

                          "Charlotte, North Carolina Mortgage" means that certain Mortgage entered into between Borrower and Foothill in respect of Borrower's land to be developed located in Charlotte, North Carolina.

                          "Current MEIH Advances" means advances (other than Permitted MEIH Subordinated Debt) made by MEIH to MEWI and outstanding as of the Third Amendment Closing Date or made prior to September 1, 1997, but not to exceed $9,500,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed 10%).

                          "MEIH" means MEI Holdings, L.P. a Delaware limited partnership.

                          "MFEC" means Mountasia Family Entertainment Centers, Inc., a Texas corporation.

                          "Permitted MEIH Current Advances Payments" means, so long as no Event of Default has occurred and is continuing, one or more payments to MEIH, in an amount not to exceed $9,500,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed 10%), made in connection with the repayment or the prepayment of Current MEIH Advances extended to Borrower by MEIH, provided that, in no event, shall such payment be made with Net Cash Proceeds to the extent constituting a Required Amount.

                          "Permitted MEIH Subordinated Debt" means any
         Indebtedness constituting a "Subordinated Obligation" under and as defined in the Amended and Restated Subordination Agreement among MEWI, MEIH, and Foothill in an aggregate principal amount of up to $30,000,000.

                          "Permitted MEIH Subordinated Debt Payments" means, so long as no Event of Default has occurred and is continuing and subject the terms and conditions of the Amended and Restated Subordination Agreement, one or more payments to MEIH, made in connection with the repayment or prepayment of any Permitted MEIH Subordinated Debt extended to Borrower by MEIH from time to time. Any such Permitted MEIH Subordinated Debt Payments shall be made from the proceeds of the issuance of additional capital stock of MEWI, or from the proceeds of Future Subordinated Debt incurred by MEWI.

                          "Permitted SPC Advances" means, so long as no Event of Default has occurred and is continuing, periodic advances from Borrower to SPC, in an amount not to exceed $35,000,000 in the aggregate, made in connection with SPC's repayment of the SPC Non-Recourse Financing. Any such Permitted SPC Advances shall be made from the proceeds of Future Subordinated Debt or from the proceeds of the issuance of additional capital stock of MEWI.

                          "Reconveyance Transaction" means Foothill's release of its liens on MFEC's interests in the Puente Hills, California and Willowbrook, Texas properties.

                          "Second Amendment" means that certain Amendment Number Two to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of May 22, 1997, between Foothill and Borrower.

                          "SPC" means a special purpose subsidiary of MFEC formed for the purpose of holding the property conveyed in the SPC Transfer and obtaining the SPC Non-Recourse Financing.

                          "SPC Non-Recourse Financing" means any Indebtedness extended to SPC by a third party lender on terms and conditions satisfactory to Foothill, in its reasonable discretion, in a principal amount not to exceed $30,000,000, provided, however, that such Indebtedness shall be non-recourse to any Debtor other than under the pledge of the capital stock of SPC to such third party lender by MFEC, but such Indebtedness may be recourse to SPC and may be secured by a first priority Lien on all assets of SPC.

                          "SPC Non-Recourse Refinancing Deadline" shall mean November 1, 1998.

                          "SPC Transfer" means the transfer of all of MFEC's interest in the Puente Hills, California and Willowbrook, Texas properties (including the personal property used in connection therewith or otherwise related thereto) to SPC in connection with the SPC Non-Recourse Financing.

                          "Term Loan A Commitment" means $10,000,000, as such amount may be adjusted from time to time in accordance with the provisions of Section 2.2(b).

                          "Third Amendment" means that certain Amendment Number Three to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of June 27, 1997, between Foothill and Borrower.

                          "Third Amendment Closing Date" means the date on which the Reconveyance Transaction is consummated pursuant to the terms of the Third Amendment.

                          b.      The definition of "Permitted Liens" in
Section 1.1 of the Loan Agreement hereby is amended by adding the following clause (n) to the end of the definition following existing clause (m):

                          (n) Liens on the capital stock of SPC granted to a third party lender by MFEC in connection with SPC Non-Recourse Financing.

                          c.      The definition of "Permitted Transactions" in
Section 1.1 of the Loan Agreement hereby is amended by adding the following clauses (l), (m), (n), (o), and (p) to the end of the definition following existing clause (k):
                          (l)     Current MEIH Advances,

                          (m)     Permitted Current MEIH Advances Payments,

                          (n)     Permitted MEIH Subordinated Debt Payments,

                          (o)     the SPC Non-Recourse Financing, and

                          (p)     Permitted SPC Advances.


                          d.      Section 2.2 of the Loan Agreement hereby is
amended by adding the following subsection thereto:

                          (c) Anything to the contrary in this Section 2.2 notwithstanding, if, prior to the SPC Non-Recourse Refinancing Deadline, Borrower has not (i) extended the final maturity of the SPC Non-Recourse Financing to a date on or after August 31, 2001, or (ii) obtained replacement financing for the SPC Non- Recourse Financing on terms and conditions satisfactory to Foothill in its sole discretion, then Borrower shall commence repayment of the unpaid principal balance of Term Loan A in monthly installments of principal in the amount of $500,000. Each such installment shall be due and payable on the first day of each month, commencing on the first day of the first month following the SPC Non-Recourse Refinancing Deadline, and continuing on the first day of each succeeding month until the earlier of (x) the date on which the unpaid balance of Term Loan A is paid in full, or
         (y) the Maturity Date. The
         remaining outstanding principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise.

                          e.      Section 2.10 of the Loan Agreement hereby is
amended by adding the following subsection thereto:

                          (f) Third Amendment Fee. A one time fee of $50,000 which is earned, in full, on the Third Amendment Closing Date and is due and payable by Borrower to Foothill in connection with this Agreement on the Third Amendment Closing Date.

                          f.      Section 3.7 of the Loan Agreement hereby is
amended and restated in its entirety as follows:

                          3.7 EARLY TERMINATION BY BORROWER. Borrower has the option, at any time upon 45 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, in full, together with a premium (the "Early Termination Premium") equal to the sum of (a) $50,000 (which amount shall be in addition to the Exit Fee that is then due and payable) plus (b) $50,000 if Borrower terminates this Agreement pursuant to the provisions of this section prior to July 1, 1998.

                          g.      Clause (a) of Section 3.9 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  (a)      the aggregate amount of re-advances
         under Term Loan A shall not exceed $10,000,000 (i.e., Term Loan A may only be re-borrowed once in the aggregate), and the aggregate outstanding principal balance of Term Loan A shall not at any time exceed the Term Loan A Commitment;

                          h.      The first sentence of Section 7.4 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  Except for Permitted Dispositions and the SPC
         Transfer, sell, lease, assign, transfer, or otherwise dispose of any of any Debtor's properties or assets; provided, however, that any Operating Subsidiary may transfer Personal Property Collateral to any Debtor of which it is a Subsidiary (but not to any other Debtor).

                          i.      Section 7.8 of the Loan Agreement hereby is
amended and restated in its entirety as follows:

                          7.8     PREPAYMENTS AND AMENDMENTS.

                                  Except for the Permitted Transactions, and
         except in connection with a refinancing permitted by Section 7.1(F), prepay, redeem, retire, defease, purchase, or otherwise acquire any indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and (b) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning indebtedness permitted under Sections 7.1(B), (c), (d), or (e). Without limiting the generality of the foregoing, except for Permitted Ten Percent Debenture Repurchases and Permitted MEIH Subordinated Debt Payments, at no time shall Borrower make any (y) payment with respect to any Subordinated Debt if the making of same would conflict with the subordination provisions thereof, or (z) cash payment of principal with respect to the NEF Debentures.

                          j.      Section 8.11 of the Loan Agreement hereby is
amended and restated in its entirety as follows:

                          8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, (a) except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness, and (b) except for Permitted Ten Percent Debenture Repurchases and Permitted MEIH Subordinated Debt Payments; or

                          k.      Exhibit I of the Loan Agreement is hereby
amended, restated, and replaced in its entirety by the Amended and Restated
Exhibit I attached hereto.

                          l.      Schedule R-1 of the Loan Agreement is hereby
amended, restated, and replaced in its entirety by the Amended and Restated Schedule R-1 attached hereto.


                 2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:
                          a.      Foothill shall have received a certificate of
the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Loan Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same;

                          b.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          c.      After giving effect hereto, no Event of
Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          d.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                          e.      No material adverse change shall have
occurred in the financial condition of Borrower or in the value of the Collateral;

                          f.      Foothill shall have received evidence
satisfactory to it that, contemporaneously with the Third Amendment Closing Date, SPC shall receive the loan proceeds pursuant to the SPC Non-Recourse Financing extended to SPC by a third party lender on terms and conditions satisfactory to Foothill in its reasonable discretion;

                          g.      Foothill shall have received each of the
following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                                  (1)      the Amended and Restated
                                           Subordination Agreement; and

                                  (2)      this Amendment;

                          h.      Foothill shall have received the form of
Amended and Restated Subordinated Promissory Note, in form and substance satisfactory to Foothill and its counsel.

                          i.      Foothill shall have completed a satisfactory
review of the loan agreement and any such other agreements and/or documents related to the SPC Non-Recourse Financing as are requested by Foothill in its reasonable discretion;

                          j.      Foothill shall have received the Third
Amendment Fee of $50,000;

                          k.      Foothill shall have received a principal
payment for application to the outstanding principal balance of Term Loan A in an amount equal to the greater of (i) $2,500,000 or (ii) an amount equal to the amount required to repay the aggregate outstanding principal balance of Term Loan A in excess of $10,000,000; and

                          l.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 3.       Permitted MEIH Subordinated Debt.  Foothill hereby
(i) consents to the incurrence by MEWI or up to $30,000,000 in aggregate principal amount of Indebtedness to MEIH on the terms set forth on the Amended and Restated Subordinated Promissory Note, and (ii) agrees that such Indebtedness shall constitute permitted "Future Subordinated Indebtedness" approved by Foothill in accordance with the Loan Agreement.

                 4. Reconveyance Transaction. Upon the fulfillment, to the satisfaction of Foothill and its counsel, of each of the conditions of
Section 2 of this Amendment, Foothill shall perform the Reconveyance
Transaction.

                 5. Condition Subsequent. As a condition subsequent to the effectiveness of this Third Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed on the expiry of the applicable period provided therefor constituting an Event of Default, but the failure to perform during the period prior to the expiration of the applicable period provided therefor shall not constitute a Default):

                          a.      Within 30 days of the Third Amendment Closing
Date, Foothill and Borrower shall have entered into the Charlotte, North Carolina Mortgage, in form and substance satisfactory to Foothill and its counsel, duly executed by each respective party, and such document shall be in full force and effect.

                          b.      Within 45 days of the Third Amendment Closing
Date, Foothill and Borrower shall have amended the Loan Agreement to reflect modifications to Section 7.19 of the Loan Agreement, such modifications to be in form and substance satisfactory to Foothill in its reasonable discretion. Anything in this section to the contrary notwithstanding, the failure of Borrower to enter into the amendment described herein prior to the expiration of the applicable period provided herein shall not constitute an Event of Default; and

                          c.      Within 90 days of the Third Amendment Closing
Date, Foothill and Borrower shall have entered into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request, in form and substance satisfactory to Foothill in its reasonable discretion, and the Borrower hereby agrees to make reasonable, good faith, efforts to obtain the consent of the lessor to the granting of such leasehold mortgages.

                 6. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 7. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                 8. Effect on Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                 9.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, and this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, and this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.



                 [Remainder of page intentionally left blank.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above. MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation


By:
   ----------------------------------------
         Name:
               ----------------------------
         Title:
               ----------------------------

MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation

MOUNTASIA PARTNERS I, INC., a Georgia corporation

MALIBU GRAND PRIX CORPORATION, a Delaware corporation

MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation

PUENTE HILLS MGPC, INC., a California corporation

PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation

REDONDO BEACH CASTLE MGPC, INC., a California corporation

REDWOOD CITY CASTLE MGPC, INC., a California corporation

REDWOOD CITY MGPC, INC., a California corporation

SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation
HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation

SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation

MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation

MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation

OFF TRACK MANAGEMENT, INC., a California corporation

MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation

MALIBU GRAND PRIX CONSULTING, INC., a California corporation

MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation

MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation

MOUNTASIA - MEI CALIFORNIA, INC., a California corporation

MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation

AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation


By:
   ----------------------------------------
         Name:
               ----------------------------
         Title:
               ----------------------------



FOOTHILL CAPITAL CORPORATION,
a California corporation



By:
   ----------------------------------------
         Name:
               ----------------------------
         Title:
               ----------------------------

                         AMENDED AND RESTATED EXHIBIT I
                      MALIBU ENTERTAINMENT WORLDWIDE, INC.

FUNCENTERS

 LOCATION                                 FEE SIMPLE                   LEASE        COMMENTS
 MOUNTASIA FUNCENTERS:
 North Cobb, GA                                   X
 Henderson, NV                                                               X
 (NEF Acquisition)
 Columbus, OH                                     X
 Spartanburg, SC                                  X
 Arlington, TX                                    X
 Houston, TX                                      X
 Kingwood, TX                                     X                                 Encumbered (FCC 2nd lien)
 McAllen, TX                                                                 X
 (NEF Acquisition)
 Plano, TX                                        X
 Willowbrook, TX                                  X                                 Encumbered (FCC no lien)
 TOTAL MOUNTASIA FUNCENTERS:                      8             +                 =     10          (1 Encumbered)
                                                                             2

 MALIBU GRAND PRIX FUNCENTERS:
 North Hollywood, CA                                                         X
 Puente Hills, CA                                 X                                 Encumbered (FCC no lien)
 Redondo Beach, CA                                                           X
 Redwood City, CA                                                            X
 Denver, CO                                                                  X
 Miami, FL (NEF Acquisition)                      X
 Orlando, FL                                                                 X
 Tampa, FL                                        X
 Kennesaw, GA                                     X
 Norcross, GA                                     X
 Lenexa, KS                                                                  X
 Mount Laurel, NJ                                                            X
 Cincinnati, OH                                                              X
 Columbus, OH                                                                X
 Portland, OR                                                                X
 Austin, TX                                                                  X
 Dallas, TX                                                                  X
 San Antonio, TX                                                             X
 TOTAL MALIBU GRAND PRIX FUNCENTERS:              5             +           13    =     18          (1 Encumbered)

 LAND TO BE DEVELOPED:
 Arlington, Texas                                 X                                 Encumbered (FCC no lien)
 Charlotte, North Carolina                        X
 TOTAL LAND TO BE DEVELOPED:                      2             +            0    =      2          (1 Encumbered)


 TOTAL COMBINED FACILITIES:                      15             +           15    =     30          (4 Encumbered)


                                  SCHEDULE R-1
                            REAL PROPERTY COLLATERAL


FACILITY LOCATIONS - FEES:

         The following fee simple interests:

            Mountasia FunCenters:                   Malibu FunCenters:

            Mountasia of Columbus                   Tampa Castle MGPC, Inc.
            3567 West Dublin Granville Road         14320 N. Nebraska
            Columbus, OH  43235                     Tampa, FL  33612

            Mountasia of North Cobb                 Miami Castle MGPC, Inc.
            175 Ernest Barrett Parkway              7775 NW 8th Street
            Marietta, GA  30066                     Miami, FL  33126

            Mountasia of Houston                    Mountasia Malibu/Gwinnett
            11175 Katy Freeway                      5400 Brook Hollow Parkway
            Houston, TX  77079                      Norcross, GA  30071

            Mountasia of Arlington                  Mountasia Malibu/Kennesaw
            1111 Wet 'n Wild Way                    3005 George Busby Parkway
            Arlington, TX  76011                    Kennesaw, GA 30144

            Mountasia of Plano
            2400 Premier Drive
            Plano, TX  75075

            Mountasia of Kingwood
            2600 Eastex Freeway
            Kingwood, TX  77339

            Mountasia of Spartanburg
            185 Simuel Road
            Spartanburg, SC  29303

FACILITY LOCATIONS - LEASEHOLDS

The 15 leasehold estates relating to the 15 leasehold locations described on the amended and restated Exhibit I.


LAND TO BE DEVELOPED LOCATIONS:

Charlotte Property
located near the intersection of Sugar Creek Road and Interstate 85

Charlotte, North Carolina


ENCUMBERED REAL PROPERTY COLLATERAL:

Mountasia of Puente Hills
17871-17909 Castleton Street
City of Industry, CA  91748

Mountasia of Willowbrook
17190 Tomball Parkway
Houston, TX  77070

Arlington Property
2100 East Lamar Blvd.
Arlington, Texas 76006-7408

              AMENDMENT NUMBER FOUR TO CONSOLIDATED, AMENDED, AND
                      RESTATED LOAN AND SECURITY AGREEMENT


                 THIS AMENDMENT NUMBER FOUR TO CONSOLIDATED, AMENDED, AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of March 31, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 717 North Hardwood, Dallas, Texas
75201, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA
- MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 717 North Hardwood, Dallas,

Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201.

                 WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended to date, the "Loan Agreement");

                 WHEREAS Borrower has requested Foothill to amend the Loan Agreement and the other Loan Documents to (i) reflect the relocation of the chief executive office of Borrower and each of its Subsidiaries to 717 North Hardwood, Dallas, Texas 75201, and (ii) to revise the financial covenants with respect to minimum Debt Service Ratio and the minimum Interest Coverage Ratio;

                 WHEREAS Borrower has requested Foothill consent to (i) increase the maximum aggregate principal amount of Permitted MEIH Subordinated Debt from $30,000,000 to $65,000,000, (ii) to increase the interest rate on Permitted MEIH Subordinated Debt to 10%, (iii) to increase in the maximum amount of MEIH Current Advances from $9,500,000 to $10,000,000, and (iv) to increase the interest rate and extend the maturity of MEIH Current Advances Payments to correspond to the Borrower's credit facility with Nomura Asset Capital Corporation;

                 WHEREAS Foothill has agreed to consent to the forgoing and to amend the Loan Agreement and the other Loan Documents in accordance with the terms hereof upon Borrower's payment of an Amendment Fee of $5,000 and subject to the other terms and conditions hereof;

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                 All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                 1.       Amendments to the Loan Agreement.

                          a.      Each of the references in the initial
paragraph of the Loan Agreement and in any other section thereof to "5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202" hereby are deleted in their entirety and replaced with "717 North Hardwood, Dallas, Texas 75201."

                          b.      Section 1.1 of the Loan Agreement hereby is
amended by deleting each of the following definitions in their entirety and substituting the following in lieu thereof:

                          "Amended and Restated Subordinated Promissory Note means that certain Second Amended and Restated Subordinated Promissory Note dated as of

         March 27, 1998 issued by MEWI in favor of MEIH, subject to the terms and conditions of the Amended and Restated Subordination Agreement, in the form attached hereto as Amended and Restated Annex A".

                          "Current MEIH Advances means advances (other than Permitted MEIH Subordinated Debt) made by MEIH to MEWI and made on or prior to the Fourth Amendment Closing Date, but not to exceed $10,000,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed LIBOR plus 3.50% (or, following the occurrence of an event of default, 5.0%)), and evidenced by the Amended and Restated MEIH Current Advances Promissory Note".

                          "Fourth Amendment means that certain Amendment Number Four to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of March 31, 1998, between Foothill and Borrower".

             "Fourth Amendment Closing Date" means March 31, 1998".

                          "Permitted MEIH Current Advances Payments means, so long as no Event of Default has occurred and is continuing, one or more payments to MEIH, in an amount not to exceed $10,000,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed LIBOR plus 3.50% (or, following the occurrence of an event of default, 5.0%)), made in connection with the repayment or the prepayment of Current MEIH Advances extended to Borrower by MEIH; provided that, in no event, shall such payment be made with Net Cash Proceeds to the extent constituting a Required Amount".

                          "Permitted MEIH Subordinated Debt means any
         Indebtedness constituting a "Subordinated Obligation" under and as defined in the Amended and Restated Subordination Agreement among MEWI, MEIH, and Foothill in an aggregate principal amount of up to $65,000,000 and evidenced by the Amended and Restated Subordinated Promissory Note".

                          c.      Section 1.1 of the Loan Agreement hereby is
amended by adding the following definition in alphabetical order:

                          "Amended and Restated MEIH Current Advances
         Promissory Note means that certain Amended and Restated Promissory Note dated as of March 27, 1998 issued by MEIW in favor of MEIH, in the form attached hereto as Annex B".

                          d.      Clause (a) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(a)     Debt Service Ratio.  A Debt Service
         Ratio for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

            Period Ending                                     Minimum Ratio
            -------------                                     -------------
            12/31/97                                          (4.0) : 1.0

                          e.      Clause (d) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(b)     Interest Coverage Ratio.  An
         Interest Coverage Ratio for the Relevant Measuring Period most recently ended of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

            Period Ending                                     Minimum Ratio
            -------------                                     -------------
            12/31/97                                          (5.0) : 1.0

                          f.      The notice address for MEWI contained in
Section 12 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                          "IF TO BORROWER:    C/O MALIBU ENTERTAINMENT
                                              WORLDWIDE, INC.
                                              717 North Hardwood
                                              Dallas, Texas 75201
                                              Attn: Mr. Richard M. FitzPatrick
                                              Title:  Vice President
                                              Fax No. 214.210.8752"

                          g.      Annex A of the Loan Agreement is hereby
amended, restated, and replaced in its entirety by the Amended and Restated Annex A attached hereto.

                          h.      Annex B is hereby added in its entirety to
the Loan Agreement in the form of Annex B attached hereto.

                          i.      Each of the references contained in any other
Loan Document to "5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202" hereby is deleted in its entirety and deemed to be replaced with "717 North Hardwood, Dallas, Texas 75201."

                          j.      Each of the references contained in any other
Loan Document to the facsimile telephone number of "770.442.6644" hereby is deleted in its entirety and deemed to be replaced with "214.210.8752".

                 2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                          a.      Foothill shall have received a certificate of
the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Loan Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same;

                          b.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          c.      After giving effect hereto, no Event of
Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          d.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                          e.      No material adverse change shall have
occurred in the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                          f.      Foothill shall have received this duly
executed Amendment, which shall be in full force and effect;

                          g.      Foothill shall have received the form of the
Second Amended and Restated Subordinated Promissory Note, in form and substance satisfactory to Foothill and its counsel;

                          h.      Foothill shall have received the form of the
Amended and Restated MEIH Current Advances Promissory Note, in form and substance satisfactory to Foothill and its counsel;

                          i.      Foothill shall have received the Fourth
Amendment Fee of $5,000; and

                          j.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 3.       Permitted MEIH Subordinated Debt.  Foothill hereby
(i) consents to the incurrence by MEWI of up to $65,000,000 in aggregate principal amount of Indebtedness to MEIH on the terms set forth on the Amended and Restated Subordinated Promissory Note, and (ii) agrees that such Indebtedness shall constitute permitted "Future Subordinated Indebtedness" approved by Foothill in accordance with the Loan Agreement.

                 4. Permitted Current MEIH Advances. Foothill hereby (i) consents to the incurrence by MEWI of up to $10,000,000 in aggregate principal amount of Indebtedness to MEIH on the terms set forth on the Amended and Restated Current MEIH Advances Promissory Note, and (ii) agrees that such Indebtedness shall constitute permitted "Current MEIH Advances" approved by Foothill in accordance with the Loan Agreement.

                 5. Waiver. Foothill hereby waives any Default or Event of Default existing prior to the effectiveness of this Amendment and arising in respect of any provisions of the Loan Agreement or the other Loan Documents amended by, or as a result of the incurrence of any Indebtedness consented to under, this Amendment.

                 6. Condition Subsequent. As a condition subsequent to the effectiveness of this Fourth Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed on the expiry of the applicable period provided therefor constituting an Event of Default, but the failure to perform during the period prior to the expiration of the applicable period provided therefor shall not constitute a Default):

                          a.      Within 30 days of the Fourth Amendment
Closing Date, Foothill and Borrower shall have submitted a revised business plan to Foothill, in form and substance satisfactory to Foothill;

                          b.      Within 60 days of the Fourth Amendment
Closing Date, Foothill and Borrower shall have amended the Loan Agreement to reflect modifications to Section 7.19 of the Loan Agreement to reflect the revised business plan, such modifications to be in form and substance satisfactory to Foothill in its reasonable discretion. Anything in this section to the contrary notwithstanding, the failure of Borrower to enter into the amendment described herein prior to the expiration of the applicable period provided herein shall not constitute a Default or an Event of Default; and

                          c.      Within 90 days of the Fourth Amendment
Closing Date, Foothill and Borrower shall have entered into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request, in form and substance satisfactory to Foothill in its reasonable discretion, and the Borrower hereby agrees to make reasonable, good faith, efforts to obtain the consent of the lessor to the granting of such leasehold mortgages.

                 7. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 8. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                 9. Effect on Loan Documents. The Loan Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                 10.      Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.





                 [Remainder of page intentionally left blank.]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation

MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation


By: /s/ RICHARD M. FITZPATRICK
   ----------------------------------------
         Name: Richard M. Fitzpatrick
               ----------------------------
         Title:  Vice President
                ---------------------------


MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation

MOUNTASIA PARTNERS I, INC., a Georgia corporation

MALIBU GRAND PRIX CORPORATION, a Delaware corporation

MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation

PUENTE HILLS MGPC, INC., a California corporation

PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation

REDONDO BEACH CASTLE MGPC, INC., a California corporation

REDWOOD CITY CASTLE MGPC, INC., a California corporation

REDWOOD CITY MGPC, INC., a California corporation

SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation

CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation
HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation

SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation

MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation

MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation

OFF TRACK MANAGEMENT, INC., a California corporation

MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation

MALIBU GRAND PRIX CONSULTING, INC., a California corporation

MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation

MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation

MOUNTASIA - MEI CALIFORNIA, INC., a California corporation

MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation

AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation


By: /s/ RICHARD M. FITZPATRICK
   ----------------------------------------
         Name: Richard M. Fitzpatrick
               ----------------------------
         Title:  Vice President
                ---------------------------


FOOTHILL CAPITAL CORPORATION,
a California corporation



By: /s/ THOMAS SIGURDSON
   ----------------------------------------
         Name: Thomas Sigurdson
               ----------------------------
         Title:  Vice President
                ---------------------------

               AMENDMENT NUMBER FIVE TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


                 THIS AMENDMENT NUMBER FIVE TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of June 30, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 717 North Harwood,

Suite 1650, Dallas, Texas 75201, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                 WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended to date, the "Loan Agreement");

                 WHEREAS Borrower has requested Foothill to amend the Loan Agreement and the other Loan Documents to (i) permanently amend the definition of Adjusted Net Worth, (ii) revise the financial covenants with respect to the minimum Debt Service Ratio, the maximum Total Liabilities to Adjusted Net Worth Ratio, the minimum Adjusted Net Worth, and the minimum Interest Coverage Ratio, and (iii) waive Borrower's failure to comply with the requirements of Sections 2.12, 7.19(a), and 7.19(d) of the Loan Agreement;

                 WHEREAS Foothill is willing to so amend the Loan Agreement and waive Borrower's failure to comply with the requirements of Sections 2.12, 7.19(a), and 7.19(d) of the Loan Agreement in accordance with the terms hereof upon Borrower's payment of an Amendment Fee of $15,000 and subject to the other terms and conditions hereof;

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                 All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                 1.       Amendments to the Loan Agreement.

                          a.      Section 1.1 of the Loan Agreement hereby is
amended by deleting each of the following definitions in their entirety and substituting the following in lieu thereof:

                          "Adjusted Net Worth means, as of any date of determination, the sum of (a) the difference of (i) Borrower's total stockholder's equity, minus (ii) the sum of (w) all Intangible Assets of Borrower, (x) all of Borrower's prepaid expenses, (y) all amounts due to Borrower from non-Borrower Affiliates, calculated on a consolidated basis, and (z) all investments in partnerships or joint ventures, plus, without duplication of any amount included in clause
         (a), (b) the aggregate issue price of outstanding preferred Securities and the aggregate principal amount of Existing Subordinated Debt of MEWI."

                          "Fifth Amendment means that certain Amendment Number Five to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of June 30, 1998, between Foothill and Borrower."

                          "Fifth Amendment Closing Date means June 30, 1998."

                          "Relevant Measuring Period means, with respect to June 30, 1998, the three months then ended, with respect to September 30, 1998, the six months then ended, with respect to December 31, 1998, the nine months then ended, and, with respect to any date thereafter, the twelve months then ended."

                          b.      Clause (a) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(a)     Debt Service Ratio.  A Debt Service
         Ratio for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

                                 Period Ending                                     Minimum Ratio
                                 -------------                                     -------------
                                    6/30/98                                           0.0 : 1
                                    9/30/98                                           0.0 : 1
                                    12/31/98                                          0.0 : 1
                                    3/31/99                                           0.0 : 1
                                    6/30/99                                           0.0 : 1
                                    9/30/99                                           1.0 : 1
                    As of the end of each quarter thereafter                          1.0 : 1


                          c.      Clause (b) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(b)     Total Liabilities to Adjusted Net
         Worth Ratio. A ratio of Borrower's total liabilities (exclusive of Existing Subordinated Debt) divided by Adjusted Net Worth of 2.0:1.0, or less, measured on a fiscal quarter-end basis;"

                          d.      Clause (c) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(c)     Adjusted Net Worth.  Adjusted Net
         Worth of at least $40,000,000, measured on a fiscal quarter-end basis; and"

                          e.      Clause (d) of Section 7.19 of the Loan
Agreement hereby is amended and restated in its entirety as follows:

                                  "(b)     Interest Coverage Ratio.  An
         Interest Coverage Ratio for the Relevant Measuring Period most recently ended of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

                                   Period Ending                                      Minimum Ratio
                                   -------------                                      -------------
                                      6/30/98                                            0.0 : 1
                                      9/30/98                                            0.0 : 1
                                     12/31/98                                            0.0 : 1
                                      3/31/99                                            0.0 : 1
                                      6/30/99                                            0.0 : 1
                                      9/30/99                                            2.0 : 1
                      As of the end of each quarter thereafter                           2.0 : 1


                 2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                          a.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          b.      After giving effect hereto, no Event of
Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          c.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                          d.      No material adverse change shall have
occurred in the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                          e.      Foothill shall have received this duly
executed Amendment, which shall be in full force and effect;

                          f.      Foothill shall have received the Fifth
Amendment Fee of $15,000; and

                          g.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 3. Waiver of Violation of Certain Covenants and Conditions Subsequent. Pursuant to Borrower's request, Lender hereby agrees to waive the Events of Default caused by Borrower's failure to comply with:

                 (a) the provisions of Section 2.12 of the Loan Agreement requiring the prepayment of Term Loan A, Term Loan B, and the Advances, as applicable, from any Net Cash Proceeds of any Permitted Disposition (other than an Ordinary Course Disposition);

                 (b) the minimum Debt Service Ratio as of the quarter ending March 31, 1998 of (4.0):1 as set forth in Section 7.19(a) as a result of Borrower's actual Debt Service Ratio for this period of (5.76):1;

                 (c) the minimum Interest Coverage Ratio as of the quarter ending March 31, 1998 of (5.0):1 as set forth in Section 7.19(d) as a result of Borrower's actual Interest Coverage Ratio for this period of (6.64):1; and

                 (d) the conditions subsequent of the Fourth Amendment requiring (i) the revision of the Section 7.19on the basis of Borrower's business plan within 60 days of the Fourth Amendment Closing Date, and (ii) the Borrower's entry into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request within 90 days of the Fourth Amendment Closing Date.

                 4. Condition Subsequent. As a condition subsequent to the effectiveness of this Fifth Amendment, within 60 days of the Fifth Amendment Closing Date, Foothill and Borrower shall have entered into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request, in form and substance satisfactory to Foothill in its reasonable discretion, and the Borrower hereby agrees to make reasonable, good faith, efforts to obtain the consent of the lessor to the granting of such leasehold mortgages (the failure by Borrower to so enter into such mortgages and deeds of trust on the expiry of the 60 day period provided therefor constituting an Event of Default, but the failure to perform during the period prior to the expiration of the applicable 60 day period provided therefor shall not constitute a Default).

                 5. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 6. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                 7. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                 8.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation


By: /s/ RICHARD M. FITZPATRICK
   ----------------------------------------
         Name: Richard M. Fitzpatrick
               ----------------------------
         Title:  Vice President
                ---------------------------


MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MOUNTASIA PARTNERS I, INC., a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO BEACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation

HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation
MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation
AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation


By: /s/ RICHARD M. FITZPATRICK
   ----------------------------------------
         Name: Richard M. Fitzpatrick
               ----------------------------
         Title:  Vice President
                ---------------------------



FOOTHILL CAPITAL CORPORATION,
a California corporation



By: /s/ THOMAS S. SIGURDSON
   ----------------------------------------
         Name: Thomas S. Sigurdson
               ----------------------------
         Title: Vice President
                ---------------------------

                AMENDMENT NUMBER SIX TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NUMBER SIX TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of December ___, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt. Laurel"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201,
COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA
- MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                   Recitals:

         A. Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended from time to time prior to the date hereof, the "Loan Agreement").

         B. Borrower has requested Foothill to (i) amend the Loan Agreement to the extent necessary to extend the first date on which Borrower is required to make monthly principal payments of $500,000.00 towards Term Loan A pursuant to Section 2.2 (c) of the Loan Agreement, and (ii) waive any Event of Default arising as the result of Borrower's failure to make any such payment as otherwise required by Section 2.2(c) of the Loan Agreement on or before the date hereof.

         C. Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof and to waive any such Event of Default.

                                   Agreement:

         NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

         All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                 1.       Amendments to the Loan Agreement.

                          a.      Section 1.1 of the Loan Agreement hereby is
amended by adding the following definition in alphabetical order:

                          "Sixth Amendment means that certain Amendment Number
Six to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of November 16, 1998."

                          b.      The definition of "SPC Non-Recourse
Refinancing Deadline" contained in Section 1.1 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                          "SPC Non-Recourse Refinancing Deadline shall mean
January 20, 1999."

                          c.      Section 2.2 (c) of the Loan Agreement hereby
is amended and restated in its entirety as follows:

                          "(c)    Anything to the contrary in this Section 2.2
notwithstanding, if, prior to the SPC Non-Recourse Refinancing Deadline, Borrower has not (i) extended the final maturity of the SPC Non-Recourse Financing to a date on or after August 31, 2001, (ii) obtained replacement financing for the SPC Non-Recourse Financing on terms and conditions satisfactory to Foothill in its sole discretion, (iii) converted the entire amount of the SPC Non-Recourse Financing to shares of preferred stock of MEWI on terms and conditions satisfactory to Foothill in its sole discretion, or
(iv) converted a portion of the amount of the SPC Non-Recourse Financing to shares of preferred stock of MEWI on terms and conditions satisfactory to Foothill in its sole discretion and extended the final maturity of the remaining amount of the SPC Non-Recourse Financing to a date on or after August 31, 2001, then Borrower shall commence repayment of the unpaid principal balance of Term Loan A in monthly installments of principal in the amount of $500,000. Each such installment shall be due and payable on the first day of each month, commencing on the first day of the first month following the SPC Non-Recourse Refinancing Deadline, and continuing on the first day of each succeeding month until the earlier of (x) the date on which the unpaid balance of Term Loan A is paid in full, or (y) the Maturity Date. The remaining outstanding principal balance and all accrued and unpaid interest under Term Loan A shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise."

                 2. Condition Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                          a.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          b.      After giving effect hereto, no Event of
Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          c.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                          d.      No material adverse change shall have
occurred in the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                          e.      Foothill shall have received payment in full
in cash of a fee in the amount of $5,000 as consideration for its entry into this Amendment;

                          f.      Foothill shall have received this duly
executed Amendment, which shall be in full force and effect;

                          g.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded, as applicable, and shall be in form and substance satisfactory to Foothill and its counsel.

                 3. Waiver of Violation of Certain Covenants. Pursuant to the request of Borrower, Foothill hereby agrees to waive any Default or any Event of Default existing on or prior to the date of the effectiveness of this Amendment arising in respect of Section 2.2(c) of the Loan Agreement prior to its amendment hereby.

                 6. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 7. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                 8. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                 9.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Firth Amendment, and this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MOUNTASIA PARTNERS I, INC., a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO REACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation
HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation

MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation
AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation



By: /s/  Richard M. FitzPatrick
   ----------------------------------
         Richard M. FitzPatrick
         Vice President



FOOTHILL CAPITAL CORPORATION,
a California corporation



By: /s/  Thomas Sigurdson
   ----------------------------------
         Tom Sigurdson
         Vice President

              AMENDMENT NUMBER SEVEN TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                 THIS AMENDMENT NUMBER SEVEN TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of February 12, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP

SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                   Recitals:

A. Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended from time to time prior to the date hereof, the "Loan Agreement").

B. Borrower has requested Foothill to (i) amend the Loan Agreement to the extent necessary to extend the first date on which Borrower is required to make monthly principal payments of $500,000.00 towards Term Loan A pursuant to Section 2.2 (c) of the Loan Agreement, (ii) waive any Event of Default arising as the result of Borrower's failure to make any such payment as otherwise required by Section 2.2(c) of the Loan Agreement on or before the date hereof, (iii) consent to the incurrence of additional subordinated indebtedness in an aggregate amount not to exceed $30,000,000, and (iv) consent to certain amendment to the terms and conditions of the Permitted MEIH Subordinated Debt and the Current MEIH Advances.

C. Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof, to waive any such Event of Default, and to consent to the amendment of the terms and conditions of the Permitted MEIH Subordinated Debt and the Current MEIH Advances.

                                   Agreement:

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                 All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         1.       Amendments to the Loan Agreement.

                  a. Section 1.1 of the Loan Agreement hereby is amended by adding each of the following definitions in alphabetical order:

                  "MEIH Subordinated Promissory Note means that certain Third Amended and Restated Subordinated Convertible Promissory Note dated as of January 20, 1999, in the original principal amount of up to $65,000,000, issued by MEWI in favor of MEIH, subject to the terms and conditions of the MEIH Subordination Agreement, in the form attached hereto as the Second Amended and Restated Annex A."

                  "MEIH Subordination Agreement means that certain Second Amended and Restated Subordination Agreement dated as of January 20, 1999, among MEIH, MEWI, and Foothill, in the form attached hereto as Amended and Restated Annex B."

                  "Permitted SZ Capital Subordinated Debt means any Indebtedness constituting a "Subordinated Obligation" under and as defined in the SZ Capital Subordination Agreement among MEWI, SZ Capital, and Foothill in an aggregate principal amount of up to $30,000,000 and evidenced by the SZ Capital Subordinated Promissory Note."

                  "Permitted SZ Capital Subordinated Debt Payments means, so long as no Event of Default has occurred and is continuing and subject the terms and conditions of the SZ Capital Subordination Agreement, one or more payments to SZ Capital, made in connection with the repayment or prepayment of any Permitted SZ Capital Subordinated Debt extended to Borrower by SZ Capital from time to time. Any such Permitted SZ Capital Subordinated Debt Payments shall be made (a) in the form of additional capital stock of MEWI, (b) from the proceeds of the issuance of additional capital stock of MEWI, or (c) from the proceeds of Future Subordinated Debt incurred by MEWI."

                  "Second Amended and Restated MEIH Current Advances Promissory Note means that certain Second Amended and Restated Promissory Note dated as of January 20, 1999, in the original principal amount of up to $10,000,000, issued by MEWI in favor of MEIH, in the form attached hereto as Annex C."

                  "Seventh Amendment means that certain Amendment Number Seven to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of February ___, 1999."

                  "Seventh Amendment Closing Date means the earlier of (a) February 15, 1999 and (b) the date on which each of the conditions precedent to the Seventh Amendment contained in Section 2 thereof are satisfied or waived by Foothill."

                  "SZ Capital means SZ Capital, L.P., a Delaware limited partnership."

                  "SZ Capital Subordinated Promissory Note means that certain Subordinated Convertible Promissory Note dated as of November 16, 1998, in the original principal amount of up to $30,000,000, issued by MEWI in favor of SZ Capital, subject to the terms and conditions of the SZ Capital Subordination Agreement, in the form attached hereto as Annex D."

                  "SZ Capital Subordination Agreement means that certain Subordination Agreement dated as of November 16, 1998, among SZ Capital, MEWI, and Foothill, in the form attached hereto as Annex E."

                  b. Section 1.1 of the Loan Agreement hereby is amended by deleting each of the following definitions in their entirety and substituting the following in lieu thereof:

                          "Borrower  means MEWI, MMC, MGPC, Tucson, Fresno,
NHC, PH, PHS, RBC, RCC, RC, San Diego, Portland, Austin, DC, SAC, San Antonio, MDC, MGPDMI, MGPFSI, Off Track, Special, Amusement, Consulting, MMEII, MMEILC, MCNC, MMEICLP, and MFEC, and each of them, and any one or more of them, individually and collectively, and jointly and severally."

                          "Existing Subordinated Debt  means (a) the Ten
Percent Debentures, (b) the Nine Percent Debentures, (c) the NEF Debentures,
(d) the Permitted MEIH Subordinated Debt, and (e) the Permitted SZ Capital Subordinated Debt."

                          "Permitted MEIH Subordinated Debt  means any
Indebtedness constituting a "Subordinated Obligation" under and as defined in the MEIH Subordination Agreement among MEWI, MEIH, and Foothill in an aggregate principal amount of up to $65,000,000 and evidenced by the MEIH Subordinated Promissory Note."

                          "Permitted MEIH Subordinated Debt Payments  means, so
long as no Event of Default has occurred and is continuing and subject the terms and conditions of the MEIH Subordination Agreement, one or more payments to MEIH, made in connection with the repayment or prepayment of any Permitted MEIH Subordinated Debt extended to Borrower by MEIH from time to time. Any such Permitted MEIH Subordinated Debt Payments shall be made (a) in the form of additional capital stock of MEWI, (b) from the proceeds of the issuance of additional capital stock of MEWI, or (c) from the proceeds of Future Subordinated Debt incurred by MEWI."

                          "SPC Non-Recourse Refinancing Deadline  shall mean
July 20, 1999."

                  c.       The definition of "Permitted Transactions" in Section
                           1.1 of the Loan Agreement hereby is amended by deleting the word "and" at the end of existing clause
                           (o), replacing the period at the end of existing clause (p) and inserting "; and" in lieu thereof, and inserting the following new clause (q) immediately following existing clause (p):

                  (q)      Permitted SZ Capital Subordinated Debt.

                  d. Section 1.1 of the Loan Agreement hereby is amended by deleting each of the following definitions in their entirety:

                  "ACI"

                  "ACPI"

                  "Amended and Restated MEIH Current Advances Promissory Note"

                  "Amended and Restated Subordination Agreement"

                  "Amended and Restated Subordinated Promissory Note"

                  "Columbus"

                  "Cincinnati"

                  "Dallas"

                  "Denver"

                  "HC"

                  "Houston"

                  "Lenexa"

                  "Miami"

                  "Mt. Laurel"

                  "MPI"

                  "MMEIMCI"

                  "OC"

                  "Orlando"

                  "TC"

                  "Tampa"

                  "Tempe"

                  e. Section 7.8 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "7.8     PREPAYMENTS AND AMENDMENTS. Except for the Permitted
Transactions, and except in connection with a refinancing permitted by Section 7.1(f), prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any third Person, other than the Obligations in accordance with this Agreement, and (b) directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Sections 7.1(b), (c), (d), or (e). Without limiting the generality of the foregoing, except for Permitted Ten Percent Debenture Repurchases,
Permitted MEIH Subordinated Debt Payments, and Permitted SZ Capital
Subordinated Debt Payments at no time shall Borrower make any (y) payment with respect to any Subordinated Debt if the making of same would conflict with the subordination provisions thereof, or (z) cash payment of principal with respect to the NEF Debentures."

                  f. Section 8.11 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                  "8.11 If Borrower makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, (a) except to the extent such payment is permitted by the terms of the subordination provisions applicable to such Indebtedness, and (b) except for Permitted Ten Percent Debenture Repurchases, Permitted MEIH Subordinated Debt Payments, and Permitted SZ Capital Subordinated Debt Payments; or"

         2. Condition Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                  a. Foothill shall have received a certificate of the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Loan Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same;

                  b. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  c. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                  d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                  e. No material adverse change shall have occurred in the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                  f. Foothill shall have received evidence satisfactory to it that, on or before the Seventh Amendment Closing Date, SZ Capital and MEIW shall have entered into agreements evidencing the Permitted SZ Capital Subordinated Debt to be extended to MEWI by SZ Capital on terms and conditions satisfactory to Foothill in its reasonable discretion;

                  g. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                           (1)      the MEIH Subordination Agreement;

                           (2)      the SZ Capital Subordination Agreement; and

                           (3)      this Amendment;

                  h. Foothill shall have received the form of MEIH Subordinated Promissory Note, in form and substance satisfactory to Foothill and its counsel.

                  i. Foothill shall have received the form of Second Amended and Restated MEIH Current Advances Promissory Note, in form and substance satisfactory to Foothill and its counsel.

                  j. Foothill shall have received the form of SZ Capital Subordinated Promissory Note, in form and substance satisfactory to Foothill and its counsel.

                  k. Foothill shall have completed a satisfactory review of the loan agreement and any such other agreements and/or documents related to the Permitted MEIH Subordinated Debt as are requested by Foothill in its reasonable discretion;

                  l. Foothill shall have completed a satisfactory review of the loan agreement and any such other agreements and/or documents related to the Permitted SZ Capital Subordinated Debt as are requested by Foothill in its reasonable discretion;

                  m. Foothill shall have received payment in full in cash of a fee in the amount of $5,000 as consideration for its entry into this Amendment;

                  n. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded, as applicable, and shall be in form and substance satisfactory to Foothill and its counsel.

         3. Waiver of Violation of Certain Covenants and Consent to Certain Actions.

                  a. Pursuant to the request of Borrower, Foothill hereby agrees to waive any Default or any Event of Default existing on or prior to the date of the effectiveness of this Amendment arising in respect of Section 2.2(c) of the Loan Agreement prior to its amendment hereby.

                  b. Pursuant to the request of Borrower, Foothill hereby agrees (i) to the incurrence by MEWI of Indebtedness in an aggregate principal amount of up to $30,000,000 payable to SZ Capital on the terms and conditions set forth in the SZ Capital Subordinated Promissory Note, and (ii) that all such Indebtedness shall constitute "Future Subordinated Indebtedness" approved by Foothill in accordance with the Loan Agreement.

         4. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         5. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

         6. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

         7.       Miscellaneous.

         a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and this Amendment.

         b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and this Amendment.

         c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

         d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.




            [The remainder of this page is intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO REACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI
CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

By:  /s/ Richard N. Beckert
   -------------------------------------
Richard N. Beckert
President

FOOTHILL CAPITAL CORPORATION,
a California corporation

By:  /s/ Thomas Sigurdson
   -------------------------------------
Tom Sigurdson
Vice President

              AMENDMENT NUMBER EIGHT TO CONSOLIDATED, AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

                    THIS AMENDMENT NUMBER EIGHT TO CONSOLIDATED, AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of March 30, 1999, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MGP

SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Harwood, Suite 1650, Dallas, Texas 75201.

                                   Recitals:

         A. Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended from time to time prior to the date hereof, the "Loan Agreement").

         B. Borrower has requested Foothill to (i) amend the Loan Agreement to the extent necessary to revise the financial covenants with respect to the minimum Debt Service Ratio and the minimum Interest Coverage Ratio, and (ii) waive Borrower's failure to comply with certain of the requirements of Sections 6.3, 7.19(a) and 7.19(d) of the Loan Agreement.

         C. Foothill is willing to so amend the Loan Agreement in accordance with the terms and conditions hereof, to waive any such Event of Default.

                                   Agreement:

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  1. Amendments to the Loan Agreement.

                    a. Section 1.1 of the Loan Agreement hereby is amended by adding each of the following definitions in alphabetical order:

                    "Eighth Amendment means that certain Amendment Number Eight to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of March 30, 1999."

                    b. Section 1.1 of the Loan Agreement hereby is amended by deleting the following definition in its entirety and substituting the following in lieu thereof:

                    "Relevant Measuring Period means, with respect to March 31, 1999, the three months then ended, with respect to June 30, 1999, the six months then ended, with respect to September 30, 1999, the nine months then ended, and, with respect to any date thereafter, the twelve months then ended."

                    c. Clause (a) of Section 7.19 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                    "(a) Debt Service Ratio. A Debt Service Ratio for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

              Period Ending                                  Minimum Ratio
              -------------                                  -------------
                 3/31/99                                       (1.50) : 1
                 6/30/99                                        0.00  : 1
                 9/30/99                                        0.25  : 1
                12/31/99                                        0.35  : 1
               3/31/2000                                        0.50  : 1
 As of the end of each quarter thereafter                       1.00  : 1    "


                    d.

                    e. Clause (d) of Section 7.19 of the Loan Agreement hereby is amended and restated in its entirety as follows:

               "(d) Interest Coverage Ratio. An Interest Coverage Ratio for the Relevant Measuring Period most recently ended of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

             Period Ending                                  Minimum Ratio
             -------------                                  -------------
                 3/3/99                                       (1.50) : 1
                6/30/99                                        0.00  : 1
                9/30/99                                        0.25  : 1
               12/31/99                                        0.35  : 1
              3/31/2000                                        0.50  : 1
As of the end of each quarter thereafter                       1.00  : 1     "

               2. Condition Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                    a. On or before April 2, 1999, Foothill shall have received a certificate of the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Loan Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same, the failure of Borrower to deliver such certificate shall constitute and Event of Default under the Loan Agreement;

                    b. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                    c. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                    d. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                    e. No material adverse change shall have occurred in the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                    f. Foothill shall have received payment in full in cash of a fee in the amount of $25,000 as consideration for its entry into this Amendment;

                    g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed or recorded, as applicable, and shall be in form and substance satisfactory to Foothill and its counsel.


               3. Waiver of Violation of Certain Covenants and Consent to Certain Actions.

                    a. Pursuant to the request of Borrower, Foothill hereby agrees to waive any Default or any Event of Default existing on or prior to the date of the effectiveness of this Amendment arising in respect of (i) Section
6.3 as the result of the delivery to Foothill of annual audited financial statements containing a going concern qualification, (ii) Section 7.19(a) of the Loan Agreement as the result of Borrower's Debt Service Ratio of (0.95) :1 for the 9 month period ended 12/31/98 failing to meet the required minimum of
0.0 :1, and (iii) Section 7.19(d) of the Loan Agreement as the result of Borrower's Interest Coverage Ratio of (1.09) :1 for the 9 month period ended 12/31/98 failing to meet the required minimum of 0.0 :1.

               4. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governments authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitutes Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

               5. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

               6. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

               7. Miscellaneous.

                    a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, Seventh Amendment and this Amendment.

                    b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", 'thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and this Amendment.

                    c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                    d. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

            [The remainder of this page is intentionally left blank]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO REACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation
MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
MUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

By:  RICHARD N. BECKERT
  --------------------------------
Richard N. Beckert
President

FOOTHILL CAPITAL CORPORATION,
a California corporation

By:  KEVIN M. COYLE
  --------------------------------
Kevin M. Coyle
Senior Vice President